UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2022

GoGreen Investments Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40941	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One City Centre

1021 Main St., Suite #1960

Houston, TX 77002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 337-4075

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	GOGN.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	GOGN	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GOGN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 6, 2022, GoGreen Investments Corporation (NYSE: GOGN, GOGN.U and GOGN.WS), a Cayman Islands exempted company (“GoGreen”) issued a promissory note (the “Note”) in the principal amount of up to $300,000 to GoGreen Sponsor 1 LP, a Delaware limited partnership (the “Sponsor”). The Note was issued in connection with advances the Sponsor has made, and may make in the future, to GoGreen for working capital expenses. The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which GoGreen consummates its initial business combination and (ii) the date that the winding up of GoGreen is effective. At the election of the Sponsor, all or a portion of the unpaid principal amount of the Note may be converted into units of GoGreen, each unit consisting of one Class A ordinary share, par value $0.0001 per share, of GoGreen (“Class A Ordinary Share”) and one-half of one warrant, each whole warrant exercisable for one Class A Ordinary Share (the “Conversion Units”), equal to: (x) the portion of the principal amount of the Note being converted, divided by (y) $10.00, rounded up to the nearest whole number of units. The Conversion Units are identical to the units issued by GoGreen to the Sponsor in a private placement in connection with GoGreen’s initial public offering. The Conversion Units and their underlying securities are entitled to the registration rights set forth in the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Promissory Note of the Company, dated June 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoGreen Investments Corporation

	By:	/s/ John Dowd
		Name:	John Dowd
		Title:	Chief Executive Officer

Dated: June 7, 2022

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